UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2015

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2015

MFS® GLOBAL BOND FUND

GLB-ANN

MFS® GLOBAL BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

A disparity in the pace of economic growth between the United States and much of the rest of the world has led to a divergence in central bank policies.

The U.S. economy continues its modest recovery, fed by strengthening labor and housing markets. Confident consumers are spending, even as corporations post smaller profits, held back by the strong U.S. dollar, diminished demand for exports, and the significant drop in energy and other commodity prices. Accordingly, the U.S. Federal Reserve has signaled a desire to gradually transition from the stimulative low interest rate environment of recent years.

In contrast, central banks in China, Japan and Europe are seeking new ways to revive their respective economies. China’s slowing growth has had a global impact, particularly for commodity-exporting nations. Japan’s government plans to shift its focus to a more worker-driven, bottom-up stimulus after limited success in promoting exports through a weaker yen. And the European Central Bank appears determined to prevent deflation by extending its quantitative easing program.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

January 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	39.1%
Investment Grade Corporates	30.4%
High Yield Corporates	5.6%
Emerging Markets Bonds	4.7%
Commercial Mortgage-Backed Securities	3.8%
U.S. Treasury Securities	3.7%
Asset-Backed Securities	1.8%
Mortgage-Backed Securities	1.7%
Collateralized Debt Obligations	0.4%
U.S. Government Agencies	0.1%

Composition including fixed income credit quality (a)(i)
AAA	12.1%
AA	6.9%
A	23.3%
BBB	34.2%
BB	6.6%
B	1.6%
CCC	0.1%
U.S. Government	3.7%
Federal Agencies	1.8%
Not Rated	1.0%
Cash & Cash Equivalents	9.7%
Other	(1.0)%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	9.1 yrs.

Issuer country weightings (i)(x)
United States	46.9%
Japan	12.8%
Italy	7.5%
United Kingdom	5.3%
Spain	4.7%
Germany	3.6%
France	2.6%
Canada	2.4%
Mexico	2.1%
Other Countries	12.1%

Portfolio Composition – continued

Currency exposure weightings (i)(y)
United States Dollar	45.8%
Euro	23.8%
Japanese Yen	15.9%
British Pound Sterling	6.1%
Canadian Dollar	2.6%
Australian Dollar	1.2%
South Korean Won	1.1%
Swiss Franc	0.7%
Swedish Krona	0.5%
Other Currencies	2.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Portfolio Composition – continued

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 11/30/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2015, Class A shares of the MFS Global Bond Fund (“fund”) provided a total return of –7.33%, at net asset value. This compares with a return of –4.33% for the fund’s benchmark, the Barclays Global Aggregate Bond Index. Effective December 1, 2014, the Barclays Global Aggregate Bond Index replaced the JPMorgan Global Government Bond Index (Unhedged) as the fund’s benchmark. The return for the JPMorgan Global Government Bond Index (Unhedged) for the twelve month reporting period ended November 30, 2015 was –3.78%.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies. Policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from performance

Relative to the Barclays Global Aggregate Bond Index, the fund’s greater exposure to the Mexican peso, Russian ruble, South African rand and Columbian peso hindered relative performance as the currencies depreciated significantly during the period due, in part, to the decline in global commodity prices.

Within the US, yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve was an area of relative weakness as the yield curve flattened during the period. A greater

Management Review – continued

relative exposure to “BB” and “BBB” rated (r) securities in the US also held back relative performance as these credit quality segments underperformed the benchmark during the reporting period. Additionally, the fund’s longer duration (d) stance in Russia and South Africa dampened relative results.

Contributors to performance

The fund’s lesser exposure to both the New Zealand and Australian dollar aided relative results as both currencies depreciated versus the US dollar. The portion of the fund’s return derived from yield, particularly within the US and Europe, which was greater than that of the benchmark, was another key contributor to relative performance. Lastly, within the US, the fund’s lesser exposure to corporate bonds in both the industrial and finance sectors aided relative returns.

Respectfully,

Pilar Gomez-Bravo	Richard Hawkins	Robert Persons	Robert Spector
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman
Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

Note to Shareholders: Effective December 1, 2014, Richard Hawkins replaced Ward Brown and Matthew Ryan as a Portfolio Manager of the Fund. Effective December 29, 2014, Pilar Gomez-Bravo and Robert Persons are also Portfolio Managers of the Fund. Effective October 31, 2015, Robert Spector is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 11/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	(7.33)%	(0.55)%	0.56%
B	6/02/10	(7.86)%	(1.34)%	(0.26)%
C	6/02/10	(7.96)%	(1.34)%	(0.26)%
I	6/02/10	(7.03)%	(0.39)%	0.72%
R1	6/02/10	(7.86)%	(1.36)%	(0.26)%
R2	6/02/10	(7.50)%	(0.86)%	0.23%
R3	6/02/10	(7.27)%	(0.62)%	0.48%
R4	6/02/10	(7.03)%	(0.37)%	0.72%
R5	10/01/12	(6.89)%	N/A	(3.85)%
Comparative benchmarks
Barclays Global Aggregate Bond Index (f)(y)		(4.33)%	1.05%	2.04%
JPMorgan Global Government Bond Index (Unhedged) (f)(y)		(3.78)%	0.46%	1.60%
Average annual with sales charge
A With initial Sales Charge (4.25%)		(11.27)%	(1.41)%	(0.23)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(11.51)%	(1.68)%	(0.42)%
C With CDSC (1% for 12 months) (v)		(8.88)%	(1.34)%	(0.26)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(y)	Effective December 1, 2014, the Barclays Global Aggregate Bond Index replaced the JPMorgan Global Government Bond Index (Unhedged) as the fund’s benchmark. The fund’s investment adviser believes the Barclays Global Aggregate Bond Index better reflects the investment policies and strategies of the fund.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate

Performance Summary – continued

Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Past performance reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund’s investment policies and strategies changed effective December 1, 2014. Effective December 1, 2014, the Barclays Global Aggregate Bond Index replaced the JPMorgan Global Government Bond Index (Unhedged) as the primary performance comparison for the fund because the adviser believes that the Barclays Global Aggregate Bond Index better reflects the fund^s current investment strategies.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2015 through November 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2015 through November 30, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/15	Ending Account Value 11/30/15	Expenses Paid During Period (p) 6/01/15-11/30/15
A	Actual	1.05%	$1,000.00	$982.47	$5.22
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
B	Actual	1.80%	$1,000.00	$978.66	$8.93
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
C	Actual	1.80%	$1,000.00	$978.66	$8.93
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
I	Actual	0.80%	$1,000.00	$983.59	$3.98
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R1	Actual	1.80%	$1,000.00	$979.80	$8.93
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
R2	Actual	1.30%	$1,000.00	$981.12	$6.46
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
R3	Actual	1.05%	$1,000.00	$982.35	$5.22
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R4	Actual	0.80%	$1,000.00	$983.59	$3.98
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R5	Actual	0.64%	$1,000.00	$984.37	$3.18
	Hypothetical (h)	0.64%	$1,000.00	$1,021.86	$3.24

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 89.6%
Issuer	Shares/Par		Value ($)
Airlines - 0.1%
Ryanair Ltd., 1.125%, 3/10/23	EUR	550,000	$563,460

Asset-Backed & Securitized - 5.9%
AmeriCredit Automobile Receivables Trust, “A2”, 0.54%, 10/10/17		$758,174	$757,714
Chesapeake Funding LLC, “A”, FRN, 0.645%, 5/07/24 (z)		1,423,732	1,421,311
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49		2,460,000	2,523,909
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46		828,501	845,739
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/48		3,104,000	3,092,099
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48		2,500,000	2,511,135
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/48		2,234,604	2,302,955
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.889%, 6/15/39		130,000	133,159
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)		1,670,264	1,665,467
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)		3,503,000	3,536,417
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39		1,250,000	1,289,301
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.559%, 6/17/21 (z)		1,118,082	1,112,196
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (n)		778,772	778,296
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48		3,108,537	3,159,867
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.961%, 6/15/49		880,148	884,461
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.961%, 6/15/49		2,455,705	2,531,871
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.712%, 5/15/21 (z)		1,317,777	1,305,146
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/48		691,382	692,708
Morgan Stanley Capital I Trust, “AM”, FRN, 5.865%, 4/15/49		2,458,000	2,532,088
Volvo Financial Equipment LLC, 2015-1A, “A2”, 0.95%, 11/15/17 (n)		3,240,000	3,239,290

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48		$1,532,563	$1,515,675

			$37,830,804
Automotive - 2.2%
American Honda Finance Corp., 1.375%, 11/10/22	EUR	1,050,000	$1,132,983
Delphi Automotive PLC, 1.5%, 3/10/25	EUR	650,000	642,981
Delphi Automotive PLC, 4.25%, 1/15/26		$1,056,000	1,067,102
Ford Motor Credit Co. LLC, 3.157%, 8/04/20		2,706,000	2,704,130
General Motors Co., 5.2%, 4/01/45		1,208,000	1,151,083
General Motors Financial Co., Inc., 3.1%, 1/15/19		893,000	893,572
General Motors Financial Co., Inc., 3.45%, 4/10/22		758,000	732,176
Grupo Antolin Dutch B.V., 5.125%, 6/30/22 (n)	EUR	180,000	198,205
Hyundai Capital America, 2.4%, 10/30/18 (n)		$1,045,000	1,042,650
RCI Banque S.A., 1.25%, 6/08/22	EUR	500,000	518,549
Schaeffler Finance B.V., 3.25%, 5/15/19	EUR	600,000	645,024
Toyota Motor Credit Corp., 1%, 3/09/21	EUR	660,000	707,755
Volkswagen Group of America Finance LLC, 2.4%, 5/22/20		$1,310,000	1,231,109
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	600,000	610,158
Volkswagen International Finance N.V., 2.5% to 3/20/22, FRN to 12/29/49	EUR	550,000	507,012

			$13,784,489
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/20		$1,780,000	$1,999,554

Broadcasting - 0.4%
Discovery Communications, Inc., 1.9%, 3/19/27	EUR	1,000,000	$899,206
Omnicom Group, Inc., 3.65%, 11/01/24		$1,000,000	990,447
ProSiebenSat.1 Media SE, 2.625%, 4/15/21	EUR	800,000	878,331

			$2,767,984
Brokerage & Asset Managers - 0.3%
Intercontinental Exchange, Inc., 2.75%, 12/01/20		$604,000	$605,846
Intercontinental Exchange, Inc., 3.75%, 12/01/25		993,000	1,001,519

			$1,607,365
Building - 0.6%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		$1,527,000	$1,572,810
CRH Finance Ltd., 3.125%, 4/03/23	EUR	650,000	758,090
Masco Corp., 4.45%, 4/01/25		$355,000	347,900
Mohawk Industries, Inc., 2%, 1/14/22	EUR	900,000	976,525

			$3,655,325

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 0.7%
Fidelity National Information Services, Inc., 3.875%, 6/05/24		$1,605,000	$1,550,446
Fidelity National Information Services, Inc., 5%, 10/15/25		714,000	738,507
MSCI, Inc., 5.75%, 8/15/25 (n)		385,000	399,438
Tencent Holdings Ltd., 3.8%, 2/11/25 (n)		1,630,000	1,610,882

			$4,299,273
Cable TV - 0.8%
CCO Safari II LLC, 6.384%, 10/23/35 (n)		$654,000	$677,040
Comcast Corp., 4.65%, 7/15/42		1,000,000	1,041,890
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)		500,000	501,852
Shaw Communications, 5.65%, 10/01/19	CAD	769,000	642,996
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)		$70,000	69,300
Sky PLC, 2.5%, 9/15/26	EUR	1,300,000	1,420,610
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	350,000	535,592
Time Warner Cable, Inc., 4.5%, 9/15/42		$356,000	288,788

			$5,178,068
Chemicals - 0.6%
CF Industries, Inc., 5.15%, 3/15/34		$1,000,000	$932,456
Huntsman International LLC, 5.125%, 4/15/21	EUR	500,000	519,030
LyondellBasell Industries N.V., 5.75%, 4/15/24		$1,000,000	1,123,375
LyondellBasell Industries N.V., 4.625%, 2/26/55		750,000	639,534
Solvay Finance, FRN, 4.199%, 5/29/49	EUR	700,000	738,875
SPCM S.A., 2.875%, 6/15/23 (n)	EUR	103,000	105,489

			$4,058,759
Computer Software - 0.2%
VeriSign, Inc., 4.625%, 5/01/23		$1,000,000	$987,500

Computer Software - Systems - 0.2%
Apple, Inc., 3.6%, 7/31/42	GBP	690,000	$1,047,543

Conglomerates - 0.7%
DH Europe Finance S.A., 1%, 7/08/19	EUR	705,000	$757,359
General Electric Co., 1.25%, 5/26/23	EUR	325,000	347,328
Roper Industries, Inc., 1.85%, 11/15/17		$2,000,000	1,995,188
Smiths Group PLC, 1.25%, 4/28/23	EUR	1,000,000	1,015,121
Tyco International Finance S.A., 1.375%, 2/25/25	EUR	325,000	327,067

			$4,442,063
Consumer Services - 0.5%
Priceline Group, Inc., 2.15%, 11/25/22	EUR	380,000	$403,850
Priceline Group, Inc., 3.65%, 3/15/25		$467,000	457,966
Priceline Group, Inc., 1.8%, 3/03/27	EUR	500,000	471,661

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Services - continued
Service Corp. International, 5.375%, 5/15/24		$1,507,000	$1,578,583

			$2,912,060
Containers - 0.4%
Ball Corp., 5%, 3/15/22		$566,000	$573,641
Ball Corp., 5.25%, 7/01/25		455,000	458,413
Crown European Holdings S.A., 3.375%, 5/15/25 (z)	EUR	1,000,000	1,005,043
Sealed Air Corp., 4.5%, 9/15/23 (n)	EUR	625,000	691,710

			$2,728,807
Defense Electronics - 0.1%
BAE Systems, 4.125%, 6/08/22	GBP	500,000	$801,501

Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/22		$285,000	$275,551

Electronics - 0.2%
Tyco Electronics Group S.A., 1.1%, 3/01/23	EUR	1,175,000	$1,217,859

Emerging Market Quasi-Sovereign - 1.0%
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)		$1,657,000	$1,611,797
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)		1,740,000	1,739,130
Petroleos Mexicanos, 4.25%, 1/15/25		1,000,000	939,500
Turkiye Vakiflar Bankasi T.A.O., 6.875% to 2/03/20, FRN to 2/03/25 (n)		2,000,000	1,942,000

			$6,232,427
Emerging Market Sovereign - 1.8%
Dominican Republic, 8.625%, 4/20/27		$1,394,000	$1,630,980
Republic of Indonesia, 2.875%, 7/08/21	EUR	550,000	577,667
United Mexican States, 6.5%, 6/10/21	MXN	105,200,000	6,634,607
United Mexican States, 3.625%, 3/15/22		$2,880,000	2,908,800

			$11,752,054
Energy - Independent - 0.4%
Anadarko Petroleum Corp., 6.375%, 9/15/17		$1,500,000	$1,605,213
Concho Resources, Inc., 6.5%, 1/15/22		976,000	995,520

			$2,600,733
Energy - Integrated - 0.3%
Chevron Corp., 3.326%, 11/17/25		$347,000	$352,501
Shell International Finance B.V., 2.125%, 5/11/20		994,000	990,542
TOTAL S.A., 2.625% to 2/26/25, FRN to 12/29/49	EUR	600,000	585,529

			$1,928,572

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Entertainment - 0.3%
Carnival Corp., 1.875%, 12/15/17		$1,106,000	$1,106,984
Carnival Corp., 1.875%, 11/07/22	EUR	820,000	868,626

			$1,975,610
Financial Institutions - 1.3%
Aercap Ireland Capital Ltd., 4.625%, 10/30/20		$150,000	$154,125
CIT Group, Inc., 5.25%, 3/15/18		2,000,000	2,075,000
GE Capital International Funding Co., 3.373%, 11/15/25 (n)		1,657,000	1,676,112
General Electric Capital Corp., 1%, 1/08/16		2,000,000	2,000,776
General Electric Capital Corp., 3.1%, 1/09/23		638,000	652,664
Icahn Enterprises LP, 5.875%, 2/01/22		1,589,000	1,613,836

			$8,172,513
Food & Beverages - 2.2%
Coca-Cola Co., 0.75%, 3/09/23	EUR	450,000	$467,861
Coca-Cola Co., 1.125%, 3/09/27	EUR	400,000	400,678
Coca-Cola Enterprises, Inc., 1.875%, 3/18/30	EUR	575,000	551,199
Constellation Brands, Inc., 4.25%, 5/01/23		$1,301,000	1,310,758
J.M. Smucker Co., 2.5%, 3/15/20		1,182,000	1,179,753
J.M. Smucker Co., 4.375%, 3/15/45		195,000	190,246
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (n)		235,000	224,073
Kraft Foods Group, Inc., 2.25%, 6/05/17		2,000,000	2,022,606
Kraft Heinz Co., 5%, 7/15/35 (n)		305,000	314,927
Kraft Heinz Foods Co., 3.5%, 7/15/22 (n)		600,000	609,672
Mead Johnson Nutrition Co., 3%, 11/15/20		960,000	959,552
Mondelez International, Inc., 2.375%, 3/06/35	EUR	125,000	117,946
PepsiCo, Inc., 2.15%, 10/14/20		$2,785,000	2,780,912
PepsiCo, Inc., 3.1%, 7/17/22		1,888,000	1,938,136
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)		454,000	467,177
Tyson Foods, Inc., 5.15%, 8/15/44		750,000	784,511

			$14,320,007
Food & Drug Stores - 1.0%
CVS Health Corp., 3.375%, 8/12/24		$1,500,000	$1,505,612
CVS Health Corp., 4.875%, 7/20/35		362,000	378,224
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		2,669,000	2,675,592
Walgreens Boots Alliance, Inc., 2.875%, 11/20/20		570,000	854,473
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34		967,000	889,978

			$6,303,879
Forest & Paper Products - 0.1%
Smurfit Kappa Acquisitions, 2.75%, 2/01/25 (z)	EUR	750,000	$782,072

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - 0.3%
Wyndham Worldwide Corp., 5.625%, 3/01/21		$1,500,000	$1,625,132

Insurance - 1.0%
Allianz SE, 2.241% to 7/07/25, FRN to 7/07/45	EUR	900,000	$899,236
American International Group, Inc., 3.75%, 7/10/25		$1,186,000	1,187,638
American International Group, Inc., 4.875%, 6/01/22		561,000	611,891
Aviva PLC, 3.375% to 12/04/25, FRN to 12/04/45	EUR	900,000	924,901
CNP Assurances S.A., 6% to 2020, FRN to 9/14/40	EUR	600,000	721,831
Delta Lloyd Levensverzek, FRN, 9%, 8/29/42	EUR	650,000	849,862
Unum Group, 4%, 3/15/24		$1,000,000	1,006,434

			$6,201,793
Insurance - Health - 0.2%
UnitedHealth Group, Inc., 2.7%, 7/15/20		$1,554,000	$1,581,363

Insurance - Property & Casualty - 0.7%
ACE INA Holdings, Inc., 2.3%, 11/03/20		$318,000	$315,888
ACE INA Holdings, Inc., 2.875%, 11/03/22		740,000	735,533
Amlin PLC, 6.5% to 12/19/16, FRN to 12/19/26	GBP	300,000	460,867
Berkshire Hathaway, Inc., 1.625%, 3/16/35	EUR	475,000	433,278
CNA Financial Corp., 5.875%, 8/15/20		$1,000,000	1,115,950
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24		1,000,000	996,558
QBE Capital Funding IV LP, 7.5% to 2021, FRN to 5/24/41	GBP	450,000	745,013

			$4,803,087
International Market Quasi-Sovereign - 0.1%
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)		$769,000	$814,855

International Market Sovereign - 37.4%
Commonwealth of Australia, 3.75%, 4/21/37	AUD	1,700,000	$1,285,662
Federal Republic of Germany, 2.5%, 7/04/44	EUR	3,149,000	4,289,825
Federal Republic of Germany, 6.25%, 1/04/30	EUR	3,213,000	5,869,404
Government of Australia, 5.75%, 5/15/21	AUD	12,493,000	10,585,694
Government of Canada, 2.5%, 6/01/24	CAD	1,890,000	1,531,446
Government of Canada, 5.75%, 6/01/33	CAD	4,156,000	4,734,345
Government of Canada, 4%, 6/01/41	CAD	1,129,000	1,119,540
Government of Japan, 1.8%, 3/20/43	JPY	386,100,000	3,478,350
Government of Japan, 1.1%, 6/20/20	JPY	2,978,400,000	25,362,612
Government of Japan, 0.7%, 12/20/22	JPY	750,000,000	6,351,178
Government of Japan, 2.1%, 9/20/24	JPY	949,950,000	8,973,979
Government of Japan, 2.2%, 9/20/27	JPY	1,670,900,000	16,300,844
Government of Japan, 1.5%, 3/20/34	JPY	1,594,000,000	14,124,964
Government of Japan, 2.4%, 3/20/37	JPY	379,950,000	3,804,438
Government of Japan, 2%, 3/20/52	JPY	176,700,000	1,644,674

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Government of New Zealand, 5.5%, 4/15/23	NZD	6,273,000	$4,744,961
Kingdom of Belgium, 4%, 3/28/32	EUR	3,557,000	5,176,398
Kingdom of Denmark, 1.5%, 11/15/23	DKK	10,168,000	1,559,716
Kingdom of Norway, 3.75%, 5/25/21	NOK	44,700,000	5,896,015
Kingdom of Norway, 3%, 3/14/24	NOK	26,028,000	3,379,532
Kingdom of Spain, 5.4%, 1/31/23	EUR	5,226,000	7,161,425
Kingdom of Spain, 5.5%, 7/30/17	EUR	9,077,000	10,470,694
Kingdom of Spain, 4.6%, 7/30/19	EUR	5,964,000	7,293,083
Kingdom of Spain, 5.15%, 10/31/28	EUR	2,372,000	3,419,889
Kingdom of Sweden, 3.5%, 6/01/22	SEK	12,430,000	1,711,905
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	2,720,000	4,414,791
Republic of Austria, 1.75%, 10/20/23	EUR	791,000	925,148
Republic of France, 6%, 10/25/25	EUR	3,321,000	5,291,162
Republic of France, 4.75%, 4/25/35	EUR	1,591,000	2,593,530
Republic of France, 4.5%, 4/25/41	EUR	1,011,000	1,677,199
Republic of Italy, 5.5%, 9/01/22	EUR	6,255,000	8,591,865
Republic of Italy, 5.25%, 8/01/17	EUR	14,314,000	16,451,296
Republic of Italy, 3.75%, 3/01/21	EUR	10,599,000	13,040,506
Republic of Italy, 4.75%, 9/01/28	EUR	2,372,000	3,355,967
Republic of Portugal, 4.95%, 10/25/23	EUR	3,468,000	4,447,705
United Kingdom Treasury, 5%, 3/07/18	GBP	735,000	1,216,597
United Kingdom Treasury, 8%, 6/07/21	GBP	717,000	1,464,754
United Kingdom Treasury, 4.25%, 12/07/27	GBP	2,537,000	4,752,663
United Kingdom Treasury, 4.25%, 3/07/36	GBP	2,310,000	4,472,681
United Kingdom Treasury, 3.25%, 1/22/44	GBP	2,320,000	3,997,803
United Kingdom Treasury, 3.75%, 7/22/52	GBP	874,000	1,732,987
United Kingdom Treasury, 4%, 1/22/60	GBP	398,000	861,280

			$239,558,507
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/20	CAD	558,000	$413,391
Province of Manitoba, 4.15%, 6/03/20	CAD	490,000	408,621

			$822,012
Major Banks - 4.6%
ABN AMRO Bank N.V., 1.8%, 6/04/18 (n)		$1,764,000	$1,754,808
ABN AMRO Bank N.V., 7.125%, 7/06/22	EUR	400,000	535,654
Bank of America Corp., 3.95%, 4/21/25		$1,415,000	1,397,665
Bank of America Corp., FRN, 6.1%, 12/29/49		541,000	544,043
Barclays Bank PLC, 6%, 1/14/21	EUR	450,000	571,618
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/23	GBP	300,000	484,940
Credit Agricole S.A., 7.375%, 12/18/23	GBP	300,000	565,476
Credit Agricole S.A., 7.875% to 10/26/19, FRN to 10/29/49	EUR	500,000	621,965
Credit Suisse Group AG, 6.5%, 8/08/23 (n)		$534,000	582,362

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Goldman Sachs Group, Inc., 2.75%, 9/15/20		$2,338,000	$2,352,692
Goldman Sachs Group, Inc., 4%, 3/03/24		2,000,000	2,070,684
Goldman Sachs Group, Inc., 3.5%, 1/23/25		1,028,000	1,023,473
Huntington National Bank, 2.4%, 4/01/20		540,000	533,402
ING Bank N.V., 5.8%, 9/25/23 (n)		1,034,000	1,133,283
ING Bank N.V., FRN, 3.5%, 11/21/23	EUR	700,000	785,819
JPMorgan Chase & Co., 4.25%, 10/15/20		$2,000,000	2,137,850
JPMorgan Chase & Co., 3.125%, 1/23/25		1,197,000	1,171,344
Morgan Stanley, 3.875%, 4/29/24		1,500,000	1,549,778
Morgan Stanley, 2.2%, 12/07/18		709,000	713,842
Morgan Stanley, 5.5%, 7/28/21		484,000	549,236
Morgan Stanley, 3.95%, 4/23/27		650,000	635,307
Morgan Stanley, 4.3%, 1/27/45		407,000	395,014
Nationwide Building Society, 1.25%, 3/03/25	EUR	700,000	728,436
PNC Bank N.A., 2.6%, 7/21/20		$2,435,000	2,459,250
Royal Bank of Scotland Group PLC, 5.5%, 3/23/20	EUR	450,000	573,617
Royal Bank of Scotland Group PLC, 3.625% to 3/25/19, FRN to 3/25/24	EUR	700,000	764,293
Royal Bank of Scotland Group PLC, 8% to 2025, FRN to 12/29/49		$394,000	415,670
Wells Fargo & Co., 3%, 2/19/25		862,000	836,938
Wells Fargo & Co., 4.1%, 6/03/26		1,000,000	1,016,234
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/31/49		424,000	446,790

			$29,351,483
Medical & Health Technology & Services - 0.9%
Becton, Dickinson and Co., 3.734%, 12/15/24		$1,000,000	$1,018,169
Becton, Dickinson and Co., 4.685%, 12/15/44		258,000	261,849
Davita Healthcare Partners, Inc., 5%, 5/01/25		270,000	259,200
HCA, Inc., 4.75%, 5/01/23		1,301,000	1,291,243
Laboratory Corp. of America Holdings, 3.2%, 2/01/22		300,000	295,956
Laboratory Corp. of America Holdings, 4.7%, 2/01/45		1,026,000	938,093
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16		2,000,000	2,017,328

			$6,081,838
Medical Equipment - 0.5%
Medtronic, Inc., 3.5%, 3/15/25		$1,900,000	$1,923,495
Zimmer Holdings, Inc., 4.25%, 8/15/35		1,209,000	1,144,161

			$3,067,656
Metals & Mining - 0.8%
Cameco Corp., 5.67%, 9/02/19	CAD	775,000	$644,200
Glencore Finance Europe, 6.5%, 2/27/19	GBP	250,000	361,646
Glencore Finance Europe S.A., 1.25%, 3/17/21	EUR	1,500,000	1,168,808

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - continued
Kinross Gold Corp., 5.95%, 3/15/24		$834,000	$657,243
Southern Copper Corp., 5.25%, 11/08/42		1,000,000	745,861
Southern Copper Corp., 5.875%, 4/23/45		1,687,000	1,341,772
Xstrata Finance Canada Ltd., 5.25%, 6/13/17	EUR	400,000	421,573

			$5,341,103
Midstream - 1.9%
Access Midstream Partner LP, 4.875%, 3/15/24		$1,000,000	$872,712
APT Pipelines Ltd., 5%, 3/23/35 (n)		799,000	725,742
Dominion Gas Holdings LLC, 2.8%, 11/15/20		915,000	917,702
Energy Transfer Equity LP, 7.5%, 10/15/20		1,421,000	1,484,945
Energy Transfer Partners LP, 5.15%, 2/01/43		750,000	575,978
Energy Transfer Partners LP, 5.15%, 3/15/45		790,000	597,310
Enterprise Products Operating LLC, 1.65%, 5/07/18		887,000	875,498
Enterprise Products Operating LLC, 3.9%, 2/15/24		1,000,000	972,082
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		2,000,000	1,690,180
Kinder Morgan, Inc., 2.25%, 3/16/27	EUR	400,000	333,109
Pembina Pipeline Corp., 4.81%, 3/25/44	CAD	906,000	639,583
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23		$1,500,000	1,383,750
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25 (n)		129,000	118,358
Williams Cos., Inc., 3.7%, 1/15/23		1,300,000	1,045,712

			$12,232,661
Mortgage-Backed - 1.7%
Fannie Mae, 3.99%, 7/01/21		$557,346	$604,095
Fannie Mae, 4%, 9/01/40 - 7/01/43		422,583	449,020
Fannie Mae, 4.68%, 9/01/19		200,000	219,749
Fannie Mae, 4.26%, 12/01/19		182,687	197,529
Fannie Mae, 4.88%, 3/01/20		564,454	605,650
Fannie Mae, 2.77%, 3/01/22		373,154	381,518
Fannie Mae, 4%, 1/01/42 - 5/01/45		2,301,970	2,443,974
Freddie Mac, 4%, 4/01/44		192,961	204,442
Freddie Mac, 1.426%, 8/25/17		613,000	614,737
Freddie Mac, 1.883%, 5/25/19		2,440,000	2,443,776
Freddie Mac, 2.637%, 1/25/23		2,595,000	2,625,536
Freddie Mac, 3.32%, 2/25/23		12,000	12,657

			$10,802,683
Natural Gas - Distribution - 0.2%
GNL Quintero S.A., 4.634%, 7/31/29 (n)		$1,600,000	$1,551,594

Network & Telecom - 1.3%
AT&T, Inc., 2.45%, 6/30/20		$816,000	$808,138
AT&T, Inc., 4.75%, 5/15/46		725,000	679,142

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - continued
British Telecommunications PLC, 5.75%, 12/07/28	GBP	400,000	$738,108
OTE PLC, 3.5%, 7/09/20	EUR	725,000	735,443
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	300,000	425,108
Telecom Italia S.p.A., 5.375%, 1/29/19	EUR	600,000	718,118
Verizon Communications, Inc., 2.625%, 2/21/20		$2,000,000	2,020,668
Verizon Communications, Inc., 4.5%, 9/15/20		500,000	542,849
Verizon Communications, Inc., 2.625%, 12/01/31	EUR	700,000	758,128
Verizon Communications, Inc., 6.55%, 9/15/43		$1,000,000	1,205,821

			$8,631,523
Oils - 0.1%
Valero Energy Corp., 4.9%, 3/15/45		$653,000	$587,956

Other Banks & Diversified Financials - 1.8%
Banco Popolare Societa Cooperativa, 3.5%, 3/14/19	EUR	930,000	$1,023,795
Bankia S.A., 3.5%, 1/17/19	EUR	600,000	671,901
Banque Federative du Credit Mutuel S.A., 3%, 5/21/24	EUR	500,000	559,432
CaixaBank S.A., 5% to 11/14/18, FRN to 11/14/23	EUR	500,000	554,422
Capital One Financial Corp., 2.35%, 8/17/18		$2,361,000	2,361,897
Capital One Financial Corp., 3.2%, 2/05/25		791,000	763,067
Citigroup, Inc., 1.25%, 1/15/16		2,000,000	2,001,502
Discover Financial Services, 3.95%, 11/06/24		1,000,000	990,298
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		1,156,000	1,495,575
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	350,000	585,057
KBC Groep N.V., 1.875% to 3/11/22, FRN to 3/11/27	EUR	600,000	621,942

			$11,628,888
Pharmaceuticals - 2.6%
AbbVie, Inc., 1.75%, 11/06/17		$2,000,000	$2,006,950
AbbVie, Inc., 2.5%, 5/14/20		928,000	921,758
Actavis Funding SCS, 3.8%, 3/15/25		466,000	469,606
Actavis Funding SCS, 4.85%, 6/15/44		750,000	751,583
Bayer AG, 3.00% to 7/01/20, FRN to 7/01/75	EUR	700,000	751,862
Biogen, Inc., 5.2%, 9/15/45		$883,000	886,574
Celgene Corp., 1.9%, 8/15/17		2,000,000	2,009,630
Celgene Corp., 2.875%, 8/15/20		3,201,000	3,214,611
Gilead Sciences, Inc., 3.7%, 4/01/24		1,000,000	1,028,077
Gilead Sciences, Inc., 4.75%, 3/01/46		644,000	654,249
Mylan, Inc., 2.6%, 6/24/18		2,000,000	1,985,082
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		938,000	848,890
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		1,000,000	1,001,549

			$16,530,421

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Railroad & Shipping - 0.5%
Canadian Pacific Railroad Co., 4.8%, 9/15/35		$2,338,000	$2,358,371
Union Pacific Corp., 3.875%, 2/01/55		611,000	544,614

			$2,902,985
Real Estate - Apartment - 0.4%
Deutsche Annington Finance B.V., 2.125%, 7/09/22	EUR	650,000	$709,212
Deutsche Annington Finance B.V., 4.625% to 4/08/19, FRN to 4/08/74	EUR	500,000	543,923
ERP Operating LP, REIT, 4.625%, 12/15/21		$1,000,000	1,090,742

			$2,343,877
Real Estate - Office - 0.2%
Boston Properties LP, REIT, 3.7%, 11/15/18		$1,000,000	$1,039,310

Real Estate - Retail - 0.3%
Hammerson PLC, 2.75%, 9/26/19	EUR	450,000	$509,008
Simon Property Group, Inc., REIT, 10.35%, 4/01/19		$1,000,000	1,236,310

			$1,745,318
Restaurants - 0.1%
YUM! Brands, Inc., 5.35%, 11/01/43		$464,000	$364,323

Retailers - 1.3%
Best Buy Co., Inc., 5.5%, 3/15/21		$1,208,000	$1,259,340
Dollar General Corp., 3.25%, 4/15/23		1,000,000	957,323
Dollar General Corp., 4.15%, 11/01/25		507,000	500,566
Gap, Inc., 5.95%, 4/12/21		1,609,000	1,685,780
Home Depot, Inc., 3.35%, 9/15/25		2,338,000	2,386,219
Home Depot, Inc., 4.875%, 2/15/44		750,000	830,852
L Brands, Inc., 6.875%, 11/01/35 (n)		197,000	201,925
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	400,000	659,130

			$8,481,135
Specialty Chemicals - 0.2%
Ecolab, Inc., 4.35%, 12/08/21		$1,000,000	$1,075,090
Ecolab, Inc., 2.625%, 7/08/25	EUR	325,000	366,270

			$1,441,360
Supermarkets - 0.2%
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	776,000	$645,444
Morrison (WM) Supermarkets, 3.5%, 7/27/26	GBP	250,000	343,997

			$989,441

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Supranational - 0.2%
International Bank for Reconstruction and Development, 4.25%, 6/24/25	AUD	590,000	$459,462
International Finance Corp., 3.25%, 7/22/19	AUD	855,000	630,531

			$1,089,993
Telecommunications - Wireless - 1.2%
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	750,000	$961,743
American Tower Corp., REIT, 5%, 2/15/24		$1,500,000	1,594,658
Crown Castle International Corp., 5.25%, 1/15/23		1,400,000	1,450,750
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)		1,563,000	1,512,203
T-Mobile USA, Inc., 6.25%, 4/01/21		1,546,000	1,584,650
Wind Acquisition Finance S.A., 4%, 7/15/20	EUR	450,000	481,391

			$7,585,395
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/20	CAD	785,000	$655,898

Tobacco - 0.5%
Imperial Tobacco Finance PLC, 4.25%, 7/21/25 (n)		$1,341,000	$1,364,911
Philip Morris International, Inc., 4.875%, 11/15/43		750,000	801,602
Reynolds American, Inc., 3.25%, 6/12/20		462,000	473,192
Reynolds American, Inc., 4%, 6/12/22		391,000	406,617
Reynolds American, Inc., 4.45%, 6/12/25		292,000	306,556

			$3,352,878
Transportation - Services - 0.4%
ERAC USA Finance LLC, 4.5%, 2/15/45 (n)		$153,000	$143,115
Heathrow Funding Ltd., 4.625%, 10/31/48	GBP	275,000	460,570
Hit Finance B.V., 4.875%, 10/27/21	EUR	450,000	570,360
Stagecoach Group PLC, 4%, 9/29/25	GBP	900,000	1,378,304

			$2,552,349
U.S. Government Agencies and Equivalents - 0.2%
Small Business Administration, 2.22%, 3/01/33		$996,263	$985,537

U.S. Treasury Obligations - 3.7%
U.S. Treasury Bonds, 4.5%, 8/15/39		$3,750,000	$4,815,529
U.S. Treasury Bonds, 3.625%, 2/15/44 (f)		4,049,000	4,568,726
U.S. Treasury Notes, 1.125%, 6/15/18		14,196,000	14,197,107

			$23,581,362
Utilities - Electric Power - 1.3%
Dominion Resources, Inc., 2.5%, 12/01/19		$1,000,000	$998,653
E.CL S.A., 4.5%, 1/29/25 (n)		1,920,000	1,903,448
E.On International Finance, 6.375%, 6/07/32	GBP	300,000	555,278

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
EDP Finance B.V., 4.9%, 10/01/19 (n)		$600,000	$618,356
EDP Finance B.V., 4.125%, 1/20/21	EUR	500,000	581,235
Enel S.p.A., 6.25%, 6/20/19	GBP	350,000	599,836
Enel S.p.A., 8.75% to 9/24/23, FRN to 9/24/73 (n)		$1,000,000	1,150,000
Enel S.p.A., 6.625% to 9/15/2021, FRN to 9/15/76	GBP	390,000	613,517
PPL Capital Funding, Inc., 5%, 3/15/44		$750,000	788,473
Southern Electric Power Distribution PLC, 4.625%, 2/20/37	GBP	300,000	499,888

			$8,308,684
Total Bonds (Identified Cost, $608,221,136)			$572,860,232

Money Market Funds - 9.1%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)		58,326,169	$58,326,169
Total Investments (Identified Cost, $666,547,305)			$631,186,401

Other Assets, Less Liabilities - 1.3%			8,525,893
Net Assets - 100.0%			$639,712,294

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $39,020,349, representing 6.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding LLC, “A”, FRN, 0.645%, 5/07/24	1/29/15	$1,423,529	$1,421,311
Crown European Holdings S.A., 3.375%, 5/15/25	4/28/15	1,097,350	1,005,043
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.559%, 6/17/21	4/08/15	1,111,044	1,112,196
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.712%, 5/15/21	4/08/15	1,309,826	1,305,146
Smurfit Kappa Acquisitions, 2.75%, 2/01/25	2/11/15	847,125	782,072
Total Restricted Securities			$5,625,768
% of Net assets			0.9%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Sheqel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 11/30/15

Forward Foreign Currency Exchange Contracts at 11/30/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Westpac Banking Corp	2,132,738	1/15/16	$1,512,787	$1,538,701	$25,914
SELL	CAD	Goldman Sachs International	8,467,000	1/15/16	6,346,158	6,340,115	6,043
SELL	CAD	Merrill Lynch International	2,339,537	1/15/16	1,784,537	1,751,853	32,684
SELL	CHF	Goldman Sachs International	636,000	1/15/16	633,136	620,245	12,891
SELL	DKK	Goldman Sachs International	884,502	1/15/16	133,893	125,517	8,376
BUY	EUR	Deutsche Bank AG	4,665,000	1/15/16	4,935,631	4,936,035	404
BUY	EUR	Goldman Sachs International	1,664,000	1/15/16	1,760,168	1,760,678	510

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	BNP Paribas S.A	358,162	1/15/16	$380,256	$378,971	$1,285
SELL	EUR	Citibank N.A.	1,169,955	1/15/16	1,259,120	1,237,929	21,191
SELL	EUR	Deutsche Bank AG	378,879	1/15/16	403,788	400,892	2,896
SELL	EUR	Goldman Sachs International	20,657,499	1/15/16	22,964,798	21,857,692	1,107,106
SELL	GBP	Goldman Sachs International	3,615,232	1/15/16	5,478,092	5,445,851	32,241
SELL	GBP	JPMorgan Chase Bank N.A.	4,223,000	1/15/16	6,470,148	6,361,371	108,777
BUY	JPY	JPMorgan Chase Bank N.A.	78,516,000	1/15/16	638,508	638,822	314
SELL	JPY	Deutsche Bank AG	77,786,000	1/15/16	647,913	632,882	15,031
SELL	JPY	Goldman Sachs International	861,103,095	1/15/16	7,196,244	7,006,106	190,138
BUY	MYR	BNP Paribas S.A	8,250,000	12/21/15	1,886,706	1,931,983	45,277
SELL	NOK	Goldman Sachs International	76,315,604	1/15/16	9,171,523	8,776,336	395,187
BUY	NZD	Goldman Sachs International	4,671,664	1/15/16	3,021,160	3,065,438	44,278
BUY	NZD	Westpac Banking Corp	6,617,080	1/15/16	4,296,669	4,341,975	45,306
SELL	NZD	JPMorgan Chase Bank N.A.	19,087,000	1/15/16	12,676,025	12,524,448	151,577
SELL	NZD	Westpac Banking Corp	17,491,350	1/15/16	11,525,488	11,477,420	48,068
BUY	SGD	Barclays Bank PLC	1,425,000	1/15/16	1,000,252	1,008,676	8,424
BUY	THB	JPMorgan Chase Bank N.A.	51,069,000	1/25/16	1,421,743	1,423,154	1,411
BUY	TRY	JPMorgan Chase Bank N.A.	2,694,000	1/15/16	882,469	912,438	29,969

							$2,335,298

Liability Derivatives
SELL	AUD	Goldman Sachs International	1,822,281	1/15/16	$1,297,259	$1,314,717	$(17,458)
SELL	AUD	Westpac Banking Corp	7,480,921	1/15/16	5,373,994	5,397,242	(23,248)
BUY	CAD	Goldman Sachs International	8,567,521	1/15/16	6,542,567	6,415,386	(127,181)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	CAD	Merrill Lynch International	8,488,000	1/15/16	$6,440,833	$6,355,840	$(84,993)
BUY	CHF	UBS AG	5,410,000	1/15/16	5,573,556	5,275,980	(297,576)
BUY	CZK	Morgan Stanley Capital Services, Inc.	14,293,000	1/15/16	596,312	559,944	(36,368)
BUY	EUR	Barclays Bank PLC	1,953,000	1/15/16	2,221,231	2,066,469	(154,762)
BUY	EUR	Goldman Sachs International	4,489,331	1/15/16	5,036,010	4,750,160	(285,850)
BUY	EUR	JPMorgan Chase Bank N.A.	10,011,130	1/15/16	11,277,673	10,592,773	(684,900)
BUY	EUR	Merrill Lynch International	1,050,889	1/15/16	1,151,819	1,111,945	(39,874)
BUY	EUR	Royal Bank of Scotland	102,167	1/15/16	108,949	108,103	(846)
SELL	EUR	Citibank N.A.	436,394	1/15/16	461,558	461,749	(191)
BUY	GBP	BNP Paribas S.A	7,919,444	1/15/16	12,050,797	11,929,558	(121,239)
BUY	GBP	Citibank N.A.	81,000	1/15/16	124,396	122,015	(2,381)
BUY	GBP	Goldman Sachs International	5,630,904	1/15/16	8,677,580	8,482,185	(195,395)
SELL	GBP	Goldman Sachs International	570,195	1/15/16	857,470	858,921	(1,451)
BUY	ILS	Goldman Sachs International	3,267,000	1/15/16	850,702	844,487	(6,215)
BUY	JPY	BNP Paribas S.A	120,000,000	1/15/16	978,468	976,344	(2,124)
BUY	JPY	Credit Suisse Group	3,392,731,795	1/15/16	28,343,742	27,603,941	(739,801)
BUY	KRW	JPMorgan Chase Bank N.A.	8,461,465,000	1/13/16	7,309,047	7,297,015	(12,032)
SELL	MXN	Goldman Sachs International	72,298,563	1/15/16	4,324,297	4,347,809	(23,512)
BUY	NZD	Goldman Sachs International	19,561,000	1/15/16	12,845,145	12,835,476	(9,669)
BUY	PLN	Morgan Stanley Capital Services, Inc.	5,021,000	1/15/16	1,328,305	1,241,233	(87,072)
BUY	SEK	Goldman Sachs International	12,037,926	1/15/16	1,463,336	1,382,615	(80,721)
BUY	ZAR	JPMorgan Chase Bank N.A.	15,132,000	1/15/16	1,096,856	1,037,921	(58,935)

							$(3,093,794)

Portfolio of Investments – continued

Futures Contracts Outstanding at 11/30/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
German Euro Bund 10 yr (Long)	EUR	32	$5,352,398	December - 2015	$142,609

At November 30, 2015, the fund had cash collateral of $330,000 and other liquid securities with an aggregate value of $102,681 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $608,221,136)	$572,860,232
Underlying affiliated funds, at cost and value	58,326,169
Total investments, at value (identified cost, $666,547,305)	$631,186,401
Restricted cash	330,000
Receivables for
Forward foreign currency exchange contracts	2,335,298
Investments sold	4,456,812
Fund shares sold	970,766
Interest	5,751,090
Receivable from investment adviser	76,466
Other assets	84
Total assets	$645,106,917
Liabilities
Payables for
Distributions	$1,103
Forward foreign currency exchange contracts	3,093,794
Daily variation margin on open futures contracts	9,862
Investments purchased	1,849,911
Fund shares reacquired	21,317
Payable to affiliates
Shareholder servicing costs	282,242
Distribution and service fees	745
Accrued expenses and other liabilities	135,649
Total liabilities	$5,394,623
Net assets	$639,712,294
Net assets consist of
Paid-in capital	$694,338,123
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(36,107,692)
Accumulated net realized gain (loss) on investments and foreign currency	(15,096,232)
Accumulated distributions in excess of net investment income	(3,421,905)
Net assets	$639,712,294
Shares of beneficial interest outstanding	76,755,165

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$13,979,887	1,668,037	$8.38
Class B	1,272,363	152,635	8.34
Class C	2,053,449	246,277	8.34
Class I	699,389	83,849	8.34
Class R1	56,579	6,785	8.34
Class R2	67,797	8,132	8.34
Class R3	78,658	9,432	8.34
Class R4	49,539	5,940	8.34
Class R5	621,454,633	74,574,078	8.33

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.75 [100 / 95.75 x $8.38]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$16,157,663
Dividends from underlying affiliated funds	85,829
Total investment income	$16,243,492
Expenses
Management fee	$3,933,135
Distribution and service fees	78,046
Shareholder servicing costs	991,996
Administrative services fee	112,923
Independent Trustees’ compensation	16,375
Custodian fee	153,135
Shareholder communications	27,425
Audit and tax fees	63,754
Legal fees	5,860
Miscellaneous	144,100
Total expenses	$5,526,749
Fees paid indirectly	(369)
Reduction of expenses by investment adviser and distributor	(1,228,860)
Net expenses	$4,297,520
Net investment income	$11,945,972
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(56,013,790)
Futures contracts	(252,657)
Swap agreements	421,148
Foreign currency	1,413,843
Net realized gain (loss) on investments and foreign currency	$(54,431,456)
Change in unrealized appreciation (depreciation)
Investments (net of $155,241 decrease in deferred country tax)	$(5,343,712)
Futures contracts	252,621
Swap agreements	(651,782)
Translation of assets and liabilities in foreign currencies	585,277
Net unrealized gain (loss) on investments and foreign currency translation	$(5,157,596)
Net realized and unrealized gain (loss) on investments and foreign currency	$(59,589,052)
Change in net assets from operations	$(47,643,080)
See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 11/30/15	Period ended 11/30/14 (z)	Year ended 5/31/14
Change in net assets
From operations
Net investment income	$11,945,972	$14,122,699	$23,850,662
Net realized gain (loss) on investments and foreign currency	(54,431,456)	(5,886,701)	(28,782,601)
Net unrealized gain (loss) on investments and foreign currency translation	(5,157,596)	(35,400,010)	22,246,557
Change in net assets from operations	$(47,643,080)	$(27,164,012)	$17,314,618
Distributions declared to shareholders
From net investment income	$—	$(7,965,311)	$(11,285,980)
From tax return of capital	(13,908,363)	(6,157,340)	(14,070,993)
Total distributions declared to shareholders	$(13,908,363)	$(14,122,651)	$(25,356,973)
Change in net assets from fund share transactions	$(45,129,379)	$54,753,009	$168,873,183
Total change in net assets	$(106,680,822)	$13,466,346	$160,830,828
Net assets
At beginning of period	746,393,116	732,926,770	572,095,942
At end of period (including accumulated distributions in excess of net investment income of $3,421,905, $3,883,975, and $3,819,027, respectively)	$639,712,294	$746,393,116	$732,926,770

(z)	For the period June 1, 2014 through November 30, 2014. The fund changed its fiscal year-end from May 31 to November 30 effective for the period ending November 30, 2014.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.19	$9.72		$9.93	$10.38	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.16		$0.31	$0.25	$0.16	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)	(0.53)		(0.18)	(0.19)	0.09	0.88
Total from investment operations	$(0.66)	$(0.37)		$0.13	$0.06	$0.25	$1.08
Less distributions declared to shareholders
From net investment income	$—	$(0.09)		$(0.15)	$(0.27)	$(0.53)	$(0.28)
From net realized gain on investments	—	—		—	(0.23)	(0.11)	(0.03)
From tax return of capital	(0.15)	(0.07)		(0.19)	(0.01)	—	—
Total distributions declared to shareholders	$(0.15)	$(0.16)		$(0.34)	$(0.51)	$(0.64)	$(0.31)
Net asset value, end of period (x)	$8.38	$9.19		$9.72	$9.93	$10.38	$10.77
Total return (%) (r)(s)(t)(x)	(7.23)	(3.81	)(n)	1.40	0.39	2.34	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.18	(a)	1.20	1.16	1.03	0.97	(a)
Expenses after expense reductions (f)	1.05	1.10	(a)	1.10	1.09	1.02	0.96	(a)
Net investment income	1.40	3.40	(a)	3.22	2.36	1.54	1.93	(a)
Portfolio turnover	143	39	(n)	74	123	98	76	(n)
Net assets at end of period (000 omitted)	$13,980	$17,391		$17,325	$20,995	$16,178	$2,244

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.14	$9.66		$9.87	$10.32		$10.75	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.13		$0.24	$0.17		$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)	(0.52)		(0.19)	(0.19)		0.04	0.86
Total from investment operations	$(0.72)	$(0.39)		$0.05	$(0.02)		$0.13	$0.98
Less distributions declared to shareholders
From net investment income	$—	$(0.07)		$(0.12)	$(0.20)		$(0.45)	$(0.20)
From net realized gain on investments	—	—		—	(0.23)		(0.11)	(0.03)
From tax return of capital	(0.08)	(0.06)		(0.14)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.08)	$(0.13)		$(0.26)	$(0.43)		$(0.56)	$(0.23)
Net asset value, end of period (x)	$8.34	$9.14		$9.66	$9.87		$10.32	$10.75
Total return (%) (r)(s)(t)(x)	(7.86)	(4.10	)(n)	0.63	(0.38)		1.21	9.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.94	(a)	1.96	1.91		1.78	1.72	(a)
Expenses after expense reductions (f)	1.80	1.85	(a)	1.85	1.84		1.78	1.72	(a)
Net investment income	0.68	2.70	(a)	2.50	1.62		0.83	1.16	(a)
Portfolio turnover	143	39	(n)	74	123		98	76	(n)
Net assets at end of period (000 omitted)	$1,272	$2,025		$2,065	$2,528		$2,169	$621

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.14	$9.67		$9.87	$10.32		$10.76	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.13		$0.24	$0.18		$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)	(0.53)		(0.18)	(0.20)		0.03 (g)	0.87
Total from investment operations	$(0.72)	$(0.40)		$0.06	$(0.02)		$0.12	$0.99
Less distributions declared to shareholders
From net investment income	$—	$(0.07)		$(0.12)	$(0.20)		$(0.45)	$(0.20)
From net realized gain on investments	—	—		—	(0.23)		(0.11)	(0.03)
From tax return of capital	(0.08)	(0.06)		(0.14)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.08)	$(0.13)		$(0.26)	$(0.43)		$(0.56)	$(0.23)
Net asset value, end of period (x)	$8.34	$9.14		$9.67	$9.87		$10.32	$10.76
Total return (%) (r)(s)(t)(x)	(7.86)	(4.20	)(n)	0.73	(0.38)		1.11	10.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.94	(a)	1.96	1.92		1.77	1.72	(a)
Expenses after expense reductions (f)	1.80	1.85	(a)	1.85	1.84		1.77	1.72	(a)
Net investment income	0.67	2.70	(a)	2.49	1.71		0.86	1.17	(a)
Portfolio turnover	143	39	(n)	74	123		98	76	(n)
Net assets at end of period (000 omitted)	$2,053	$2,392		$2,518	$3,366		$1,804	$718

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.15	$9.67		$9.87	$10.33	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.18		$0.33	$0.20	$0.20	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)	(0.52)		(0.17)	(0.13)	0.03	0.87
Total from investment operations	$(0.64)	$(0.34)		$0.16	$0.07	$0.23	$1.10
Less distributions declared to shareholders
From net investment income	$—	$(0.10)		$(0.16)	$(0.23)	$(0.56)	$(0.30)
From net realized gain on investments	—	—		—	(0.23)	(0.11)	(0.03)
From tax return of capital	(0.17)	(0.08)		(0.20)	(0.07)	—	—
Total distributions declared to shareholders	$(0.17)	$(0.18)		$(0.36)	$(0.53)	$(0.67)	$(0.33)
Net asset value, end of period (x)	$8.34	$9.15		$9.67	$9.87	$10.33	$10.77
Total return (%) (r)(s)(x)	(7.03)	(3.61	)(n)	1.75	0.53	2.12	11.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.94	(a)	0.96	0.83	0.77	0.72	(a)
Expenses after expense reductions (f)	0.80	0.85	(a)	0.85	0.82	0.77	0.72	(a)
Net investment income	1.68	3.79	(a)	3.52	1.88	1.91	2.14	(a)
Portfolio turnover	143	39	(n)	74	123	98	76	(n)
Net assets at end of period (000 omitted)	$699	$956		$1,393	$1,252	$404,824	$336,485

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.14	$9.66		$9.87	$10.31		$10.76	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.13		$0.24	$0.17		$0.10	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)	(0.52)		(0.19)	(0.18)		0.01 (g)	0.87
Total from investment operations	$(0.72)	$(0.39)		$0.05	$(0.01)		$0.11	$0.99
Less distributions declared to shareholders
From net investment income	$—	$(0.07)		$(0.12)	$(0.20)		$(0.45)	$(0.20)
From net realized gain on investments	—	—		—	(0.23)		(0.11)	(0.03)
From tax return of capital	(0.08)	(0.06)		(0.14)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.08)	$(0.13)		$(0.26)	$(0.43)		$(0.56)	$(0.23)
Net asset value, end of period (x)	$8.34	$9.14		$9.66	$9.87		$10.31	$10.76
Total return (%) (r)(s)(x)	(7.86)	(4.10	)(n)	0.63	(0.28)		1.01	10.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.94	(a)	1.96	1.91		1.77	1.73	(a)
Expenses after expense reductions (f)	1.80	1.85	(a)	1.85	1.84		1.77	1.73	(a)
Net investment income	0.69	2.70	(a)	2.50	1.63		0.92	1.10	(a)
Portfolio turnover	143	39	(n)	74	123		98	76	(n)
Net assets at end of period (000 omitted)	$57	$113		$115	$124		$111	$110

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.14	$9.67		$9.87	$10.32		$10.76	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.15		$0.29	$0.22		$0.15	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.77)	(0.53)		(0.18)	(0.19)		0.03 (g)	0.87
Total from investment operations	$(0.67)	$(0.38)		$0.11	$0.03		$0.18	$1.04
Less distributions declared to shareholders
From net investment income	$—	$(0.08)		$(0.14)	$(0.25)		$(0.51)	$(0.25)
From net realized gain on investments	—	—		—	(0.23)		(0.11)	(0.03)
From tax return of capital	(0.13)	(0.07)		(0.17)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.13)	$(0.15)		$(0.31)	$(0.48)		$(0.62)	$(0.28)
Net asset value, end of period (x)	$8.34	$9.14		$9.67	$9.87		$10.32	$10.76
Total return (%) (r)(s)(x)	(7.40)	(3.96	)(n)	1.24	0.12		1.62	10.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.44	(a)	1.46	1.42		1.26	1.23	(a)
Expenses after expense reductions (f)	1.30	1.35	(a)	1.35	1.34		1.26	1.23	(a)
Net investment income	1.18	3.23	(a)	3.02	2.15		1.42	1.60	(a)
Portfolio turnover	143	39	(n)	74	123		98	76	(n)
Net assets at end of period (000 omitted)	$68	$142		$165	$153		$114	$111

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.15	$9.67		$9.87	$10.32		$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.16		$0.31	$0.25		$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)	(0.52)		(0.18)	(0.20)		0.01 (g)	0.88
Total from investment operations	$(0.66)	$(0.36)		$0.13	$0.05		$0.19	$1.08
Less distributions declared to shareholders
From net investment income	$—	$(0.09)		$(0.15)	$(0.27)		$(0.53)	$(0.28)
From net realized gain on investments	—	—		—	(0.23)		(0.11)	(0.03)
From tax return of capital	(0.15)	(0.07)		(0.18)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.15)	$(0.16)		$(0.33)	$(0.50)		$(0.64)	$(0.31)
Net asset value, end of period (x)	$8.34	$9.15		$9.67	$9.87		$10.32	$10.77
Total return (%) (r)(s)(x)	(7.27)	(3.73	)(n)	1.49	0.37		1.77	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.19	(a)	1.21	1.16		1.02	0.98	(a)
Expenses after expense reductions (f)	1.05	1.10	(a)	1.10	1.09		1.02	0.98	(a)
Net investment income	1.43	3.43	(a)	3.25	2.38		1.66	1.85	(a)
Portfolio turnover	143	39	(n)	74	123		98	76	(n)
Net assets at end of period (000 omitted)	$79	$151		$148	$171		$148	$111

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.15	$9.67		$9.87	$10.32		$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.18		$0.33	$0.27		$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.79)	(0.52)		(0.17)	(0.19)		0.01 (g)	0.88
Total from investment operations	$(0.64)	$(0.34)		$0.16	$0.08		$0.22	$1.10
Less distributions declared to shareholders
From net investment income	$—	$(0.10)		$(0.16)	$(0.30)		$(0.56)	$(0.30)
From net realized gain on investments	—	—		—	(0.23)		(0.11)	(0.03)
From tax return of capital	(0.17)	(0.08)		(0.20)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.17)	$(0.18)		$(0.36)	$(0.53)		$(0.67)	$(0.33)
Net asset value, end of period (x)	$8.34	$9.15		$9.67	$9.87		$10.32	$10.77
Total return (%) (r)(s)(x)	(7.03)	(3.61	)(n)	1.75	0.62		2.03	11.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.94	(a)	0.96	0.91		0.76	0.73	(a)
Expenses after expense reductions (f)	0.80	0.85	(a)	0.85	0.84		0.76	0.73	(a)
Net investment income	1.69	3.70	(a)	3.52	2.61		1.92	2.10	(a)
Portfolio turnover	143	39	(n)	74	123		98	76	(n)
Net assets at end of period (000 omitted)	$50	$112		$116	$114		$113	$111

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Year ended 11/30/15	Period ended 11/30/14 (z)		Years ended 5/31
				2014	2013 (i)
Net asset value, beginning of period	$9.14	$9.66		$9.87	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.18		$0.35	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.79)	(0.52)		(0.19)	(0.56)
Total from investment operations	$(0.63)	$(0.34)		$0.16	$(0.35)
Less distributions declared to shareholders
From net investment income	$—	$(0.10)		$(0.16)	$(0.06)
From net realized gain on investments	—	—		—	(0.23)
From tax return of capital	(0.18)	(0.08)		(0.21)	(0.16)
Total distributions declared to shareholders	$(0.18)	$(0.18)		$(0.37)	$(0.45)
Net asset value, end of period (x)	$8.33	$9.14		$9.66	$9.87
Total return (%) (r)(s)(x)	(6.89)	(3.55	)(n)	1.77	(3.39	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	(a)	0.82	0.87	(a)
Expenses after expense reductions (f)	0.64	0.73	(a)	0.71	0.84	(a)
Net investment income	1.84	3.80	(a)	3.68	3.01	(a)
Portfolio turnover	143	39	(n)	74	123	(n)
Net assets at end of period (000 omitted)	$621,455	$723,112		$709,082	$543,392

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, October 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period June 1, 2014 through November 30, 2014. On September 9, 2014, the fund changed its fiscal year-end from May 31 to November 30.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Bond Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2015, the fund did not have more than 25% of its assets invested in any one industry.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at

Notes to Financial Statements – continued

issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair

Notes to Financial Statements – continued

value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$24,566,899	$—	$24,566,899
Non-U.S. Sovereign Debt	—	259,447,836	—	259,447,836
U.S. Corporate Bonds	—	169,342,251	—	169,342,251
Residential Mortgage-Backed Securities	—	10,802,683	—	10,802,683
Commercial Mortgage-Backed Securities	—	24,014,967	—	24,014,967
Asset-Backed Securities (including CDOs)	—	13,815,837	—	13,815,837
Foreign Bonds	—	70,869,759	—	70,869,759
Mutual Funds	58,326,169	—	—	58,326,169
Total Investments	$58,326,169	$572,860,232	$—	$631,186,401

Other Financial Instruments
Futures Contracts	$142,609	$—	$—	$142,609
Forward Foreign Currency Exchange Contracts	—	(758,496)	—	(758,496)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$142,609	$—
Foreign Exchange	Forward Foreign Currency Exchange	2,335,298	(3,093,794)
Total		$2,477,907	$(3,093,794)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(252,657)	$421,148	$—	$—
Foreign Exchange	—	—	4,059,416	31,725
Total	$(252,657)	$421,148	$4,059,416	$31,725

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$252,621	$(651,782)	$—	$—
Foreign Exchange	—	—	28,032	(27,720)
Total	$252,621	$(651,782)	$28,032	$(27,720)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter

Notes to Financial Statements – continued

into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and book/tax difference due to distribution payable.

The tax character of distributions declared to shareholders for the last three fiscal years is as follows:

	11/30/15	11/30/14 (z)	5/31/14
Ordinary income (including any short-term capital gains)	$—	$7,965,311	$11,285,980
Book/Tax difference due to distribution payable	(1,346,985)	—	—
Tax return of capital (b)	15,255,348	6,157,340	14,070,993
Total distributions	$13,908,363	$14,122,651	$25,356,973

(b)  Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

(z)  For the period June 1, 2014 through November 30, 2014. The fund changed its fiscal year-end from May 31 to November 30 effective for the period ending November 30, 2014.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/15
Cost of investments	$674,003,994
Gross appreciation	1,965,662
Gross depreciation	(44,783,255)
Net unrealized appreciation (depreciation)	$(42,817,593)
Capital loss carryforwards	(10,552,481)
Late year ordinary loss deferral	(180,171)
Other temporary differences	(1,075,584)

As of November 30, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(5,007,772)
Long-Term	(5,544,709)
Total	$(10,552,481)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income			From tax return of capital
	Year ended 11/30/15	Period ended 11/30/14 (z)	Year ended 5/31/14	Year ended 11/30/15	Period ended 11/30/14 (z)	Year ended 5/31/14
Class A	$—	$172,696	$276,888	$268,008	$133,498	$345,216
Class B	—	15,842	26,746	16,723	12,245	33,346
Class C	—	18,750	34,398	21,023	14,493	42,886
Class I	—	12,271	21,990	15,031	9,486	27,417
Class R1	—	869	1,435	980	672	1,788
Class R2	—	1,352	2,272	1,830	1,045	2,833
Class R3	—	1,478	2,442	2,250	1,143	3,044
Class R4	—	1,195	1,875	1,914	924	2,337
Class R5	—	7,740,858	10,917,934	13,580,604	5,983,834	13,612,126
Total	$—	$7,965,311	$11,285,980	$13,908,363	$6,157,340	$14,070,993

Notes to Financial Statements – continued

(z)	For the period June 1, 2014 through November 30, 2014. The fund changed its fiscal year-end from May 31 to November 30 effective for the period ending November 30, 2014.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2017. For the year ended November 30, 2015, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced in accordance with this agreement.

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2015, this management fee reduction amounted to $44,897, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2015 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.74%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2017. For the year ended November 30, 2015, this reduction amounted to $1,183,761, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,079 for the year ended November 30, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$38,405
Class B	0.75%	0.25%	1.00%	1.00%	16,286
Class C	0.75%	0.25%	1.00%	1.00%	21,472
Class R1	0.75%	0.25%	1.00%	1.00%	967
Class R2	0.25%	0.25%	0.50%	0.50%	600
Class R3	—	0.25%	0.25%	0.25%	316
Total Distribution and Service Fees					$78,046

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2015, these rebates amounted to $202 for Class A, and are included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2015, were as follows:

Amount
Class A	$—
Class B	6,572
Class C	287

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2015, the fee was $9,615, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended November 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $39,497.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of

Notes to Financial Statements – continued

each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended November 30, 2015, these costs for the fund amounted to $942,884 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2015 was equivalent to an annual effective rate of 0.0172% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2015, the fee paid by the fund under this agreement was $2,714 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On November 30, 2015, MFS held approximately 87%, 73%, 63%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended November 30, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$184,182,641	$240,873,042
Investments (non-U.S. Government securities)	$647,702,954	$637,385,265

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/15		Period ended 11/30/14 (z)		Year ended 5/31/14
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	324,854	$2,822,976	310,336	$2,975,723	654,493	$6,254,393
Class B	12,133	104,704	19,728	188,366	61,314	582,841
Class C	85,728	745,508	44,185	418,909	122,395	1,160,739
Class I	64,992	552,600	17,172	165,379	128,418	1,201,241
Class R1	432	3,739	212	2,022	269	2,546
Class R2	603	5,204	285	2,723	2,055	19,590
Class R3	36	315	944	9,161	44	411
Class R5	9,613,424	83,831,950	5,188,586	49,007,481	16,855,766	159,297,755
	10,102,202	$88,066,996	5,581,448	$52,769,764	17,824,754	$168,519,516

Shares issued to shareholders in reinvestment of distributions
Class A	30,191	$262,496	31,570	$299,379	60,944	$579,750
Class B	1,769	15,389	2,700	25,461	5,470	51,729
Class C	2,047	17,788	3,301	31,145	7,399	69,979
Class I	1,350	11,648	1,481	14,045	3,745	35,426
Class R1	113	980	164	1,533	339	3,209
Class R2	211	1,828	253	2,397	538	5,092
Class R3	259	2,241	277	2,619	578	5,470
Class R4	221	1,913	225	2,119	445	4,211
Class R5	1,574,511	13,579,394	1,456,148	13,724,686	2,595,055	24,530,004
	1,610,672	$13,893,677	1,496,119	$14,103,384	2,674,513	$25,284,870

Shares reacquired
Class A	(578,591)	$(5,030,329)	(232,652)	$(2,209,670)	(1,047,500)	$(9,975,073)
Class B	(82,819)	(713,347)	(14,563)	(137,706)	(109,320)	(1,037,724)
Class C	(103,122)	(895,452)	(46,389)	(441,261)	(210,273)	(1,984,304)
Class I	(86,985)	(750,223)	(58,197)	(557,949)	(114,943)	(1,093,525)
Class R1	(6,082)	(51,552)	—	—	(1,229)	(11,564)
Class R2	(8,188)	(69,383)	(2,146)	(20,935)	(997)	(9,352)
Class R3	(7,347)	(62,557)	—	—	(2,711)	(25,866)
Class R4	(6,513)	(55,230)	—	—	—	—
Class R5	(15,732,683)	(139,461,979)	(914,176)	(8,752,618)	(1,137,865)	(10,793,795)
	(16,612,330)	$(147,090,052)	(1,268,123)	$(12,120,139)	(2,624,838)	$(24,931,203)

Notes to Financial Statements – continued

	Year ended 11/30/15		Period ended 11/30/14 (z)		Year ended 5/31/14
	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	(223,546)	$(1,944,857)	109,254	$1,065,432	(332,063)	$(3,140,930)
Class B	(68,917)	(593,254)	7,865	76,121	(42,536)	(403,154)
Class C	(15,347)	(132,156)	1,097	8,793	(80,479)	(753,586)
Class I	(20,643)	(185,975)	(39,544)	(378,525)	17,220	143,142
Class R1	(5,537)	(46,833)	376	3,555	(621)	(5,809)
Class R2	(7,374)	(62,351)	(1,608)	(15,815)	1,596	15,330
Class R3	(7,052)	(60,001)	1,221	11,780	(2,089)	(19,985)
Class R4	(6,292)	(53,317)	225	2,119	445	4,211
Class R5	(4,544,748)	(42,050,635)	5,730,558	53,979,549	18,312,956	173,033,964
	(4,899,456)	$(45,129,379)	5,809,444	$54,753,009	17,874,429	$168,873,183

(z)	For the period June 1, 2014 through November 30, 2014. The fund changed its fiscal year-end from May 31 to November 30 effective for the period ending November 30, 2014.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2030 Fund, were the owners of record of approximately 48%, 23%, 16%, 4%, 3%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2015, the fund’s commitment fee and interest expense were $2,230 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	50,813,644	406,448,651	(398,936,126)	58,326,169

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$85,829	$58,326,169

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Bond Fund (the Fund) (one of the series constituting MFS Series Trust X), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Bond Fund (one of the series constituting MFS Series Trust X) at November 30, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Pilar Gomez-Bravo Richard Hawkins Robert Persons Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period ended December 31, 2014 relative to the Lipper performance universe. The Fund commenced operations on June 2, 2010; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including replacing two portfolio managers with three new portfolio managers in 2014 and changing the Fund’s investment strategy in March 2015 so that the Fund primarily invests in investment grade debt instruments. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry,

Board Review of Investment Advisory Agreement – continued

including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016 Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to certain series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of November 30, 2015 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 31, 2015 and 2014^ and May 31, 2014, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	November 2015	November 2014	May 2014
Fees billed by E&Y:
MFS Global Bond Fund^	52,210	51,645	51,645

For the fiscal years ended November 31, 2015 and 2014^ and May 31, 2014, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	November 2015	November 2014	May 2014	November 2015	November 2014	May 2014	November 2015	November 2014	May 2014
Fees billed by E&Y:
To MFS Global Bond Fund^	0	0	0	9,936	9,545	9,998	1,034	0	0

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	November 2015	November 2014	May 2014	November 2015	November 2014	May 2014	November 2015	November 2014	May 2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Bond Fund^^,*	1,120,675	0	0	0	0	0	99,446	0	0

	Aggregate Fees for Non-audit Services
	November 2015	November 2014	May 2014
Fees Billed by E&Y:
To MFS Global Bond Fund, MFS and MFS Related Entities^,^^, #	1,482,091	49,545	54,998

^	Effective November 30, 2014, the fiscal year end of the Fund changed from May 31st to November 30th. Fees reported for the Fund for the fiscal year ended November 30, 2014 are fees billed during the period of June 1, 2014 through November 30, 2014.
^^	Fees reported for MFS and MFS Related Entities for the Fund’s fiscal year ended November 30, 2014 are fees billed during the period of June 1, 2014 through November 30, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: January 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: January 15, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2016

*	Print name and title of each signing officer under his or her signature.